Exhibit 10.21

AMENDMENT
TO

KELLY SERVICES, INC.

2008 MANAGEMENT RETIREMENT PLAN

(Effective January 1, 2009)

WHEREAS, Kelly Services, Inc. (the “Company”) maintains the Kelly Services, Inc. 2008 Management Retirement Plan, most recently amended and restated effective January 1, 2009 (the “2008 Plan”); and

WHEREAS, the Company desires to amend the 2008 Plan effective January 1, 2015 regarding Company contributions under the 2008 Plan,

NOW, THEREFORE, Section 4.4 of the 2008 Plan entitled Company Matching Credits is hereby amended effective January 1, 2015 to restate the first sentence thereof to read as follows:

The Company will credit a Company matching credit to a Participant's Account equal to 50% of the first 10% of a Participant's base salary that is deferred for a payroll period and shall credit a Company matching credit to a Participant's Account equal to 50% of the first 10% of a Participant's commissions and eligible bonus that are deferred.

IN WITNESS WHEREOF, the Company has hereunto caused its name to be subscribed on this 7th day of August, 2014.

KELLY SERVICES, INC.

By: /s/ Antonina M. Ramsey

Name: Antonina M. Ramsey

Its: Chief Human Resources Officer